Nationwide Variable Insurance Trust
Neuberger Berman NVIT Multi Cap Opportunities Fund

Supplement dated January 31, 2013
to the Prospectus dated April 30, 2012

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Effective January 16, 2013, the Prospectus is amended as follows:

1.	The information under the heading “Portfolio Manager” on page 10 of the Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Richard S. Nackenson	Managing Director and Senior Portfolio Manager, Neuberger Berman	Since 2013

2.
The information under the heading “Portfolio Management,” under the subheading “Neuberger Berman NVIT Multi Cap Opportunities Fund” on page 46 of the Prospectus is deleted in its entirety and replaced with the following:

Richard S. Nackenson is a Managing Director at Neuberger Berman and Senior Portfolio Manager for the Fund.  He joined the firm in 1999.  Previously, Mr. Nackenson was a Securities Analyst with Appaloosa Management focusing on global investing across capital structures and industry sectors.  Mr. Nackenson was a Senior Research Analyst with Pzena Investment Management and also an Associate with James D. Wolfensohn Incorporated. He began his career with McKinsey & Company. Mr. Nackenson earned both a Bachelor’s degree and a Master’s degree in Business Administration from the Wharton School at the University of Pennsylvania. He has 22 years of industry experience.

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